Date of Purchase
Fund Name
SSC Fund Code
Money Manager
CUSIP
Issuer
Broker
Underwriter(s)
Affiliated Underwriter in the
Syndicate
Amount of Purchase ($)
Amount of Offering ($)
Purchase Price Net of Fees and
Expenses
Offering Price at Close of First
Business Day
Commission, Spread or Profit
04/04/07
Diversified Bond
GU42
Lehman Brothers Asset Management
88732JAC2
Time Warner 5.85% 5/1/2017
Citigroup
ABN AMRO Incorporated; Citigroup Global
Markets Inc.; Deutsche Bank Securities
Inc.; Wachovia Capital Markets, LLC;
Banc of America Securities LLC; Barclays
Capital Inc.; BNP Paribas Securities
Corp.; Calyon Securities (USA) Inc.;
Daiwa Securities SMBC Europe Limited;
Dresdner Kleinwort Securities LLC;
Greenwich Capital Markets, Inc.;
HSBC Securities (USA) Inc.; Mitsubishi
UFJ Securities International plc; Mizuho
Securities USA Inc.; Scotia Capital
(USA) Inc.; Bear, Stearns & Co. Inc.;
BMO Capital Markets Corp.;
Credit Suisse Securities (USA) LLC;
Fortis Securities LLC; Goldman,
Sachs & Co.; Guzman & Company; J.P.
Morgan Securities Inc.; Lehman Brothers
Inc.; Lloyds TSB Bank plc; Merrill Lynch,
Pierce, Fenner & Smith Incorporated;
Morgan Stanley & Co. Incorporated;
Utendahl Capital Partners, L.P. The
Williams Capital Group, L.P.
Lehman Brothers
$1,415,000.00
$2,000,000,000
$99.769
$99.769
0.45%
04/04/07
Fixed Income I
CH43
Lehman Brothers Asset Management
88732JAC2
Time Warner 5.85% 5/1/2017
Citigroup
ABN AMRO Incorporated; Citigroup Global
Markets Inc.; Deutsche Bank Securities
Inc.; Wachovia Capital Markets, LLC;
Banc of America Securities LLC; Barclays
Capital Inc.; BNP Paribas Securities
Corp.; Calyon Securities (USA) Inc.;
Daiwa Securities SMBC Europe Limited;
Dresdner Kleinwort Securities LLC;
Greenwich Capital Markets, Inc.;
HSBC Securities (USA) Inc.; Mitsubishi
UFJ Securities International plc; Mizuho
Securities USA Inc.; Scotia Capital
(USA) Inc.; Bear, Stearns & Co. Inc.;
BMO Capital Markets Corp.;
Credit Suisse Securities (USA) LLC;
Fortis Securities LLC; Goldman,
Sachs & Co.; Guzman & Company; J.P.
Morgan Securities Inc.; Lehman Brothers
Inc.; Lloyds TSB Bank plc; Merrill Lynch,
Pierce, Fenner & Smith Incorporated;
Morgan Stanley & Co. Incorporated;
Utendahl Capital Partners, L.P. The
Williams Capital Group, L.P.
Lehman Brothers
$1,415,000.00
$2,000,000,000
$99.769
$99.769
0.45%
04/04/07
Fixed Income III
CH78
Goldman Sachs Asset Management
88732JAA6
Time Warner
Wachovia
Goldman, Sachs & Co.; ABN Amro.
Citigroup Global Markets, DB Sec.;
Wachovia Securities
Goldman Sachs
$775,000.00
$1,500,000,000
$99.815
$99.815
0.35%
04/04/07
Multistrategy Bond
GU78
Goldman Sachs Asset Management
88732JAA6
Time Warner
Wachovia
Goldman, Sachs & Co.; ABN Amro.
Citigroup Global Markets, DB Sec.;
Wachovia Securities
Goldman Sachs
$775,000.00
$1,500,000,000
$99.815
$99.815
0.35%
06/04/07
Diversified Bond
GU42
Lehman Brothers Asset Management
22238HGQ7
Countrywide Financial 5.80% 6/7/2012
Goldman Sachs & Co.
Goldman, Sachs & Co.;
J.P. Morgan Securities Inc.;
Lehman Brothers Inc.;
Countrywide Securities Corporation;
ANB AMRO Incorporated;
BNP Paribas Cecurities Corp.;
Barclays Capital Inc.;
Greenwich Capital Markets Inc.;
HSBC Securities (USA) Inc.
Lehman Brothers
$1,390,000.00
$2,000,000,000
$99.807
$99.807
0.35
06/04/07
Fixed Income I
CH43
Lehman Brothers Asset Management
22238HGQ7
Countrywide Financial 5.80% 6/7/2012
Goldman Sachs & Co.
Goldman, Sachs & Co.;
J.P. Morgan Securities Inc.;
Lehman Brothers Inc.;
Countrywide Securities Corporation;
ANB AMRO Incorporated;
BNP Paribas Cecurities Corp.;
Barclays Capital Inc.;
Greenwich Capital Markets Inc.;
HSBC Securities (USA) Inc.
Lehman Brothers
$4,790,000.00
$2,000,000,000
$99.807
$99.807
0.35
06/20/07
Diversified Bond
GU42
Lehman Brothers Asset Management
695257AA3
Pactiv Corporation 5.875% 7/15/2012
JP Morgan
J.P. Morgan Securities Inc.;
Morgan Stanley & Co. Incorporated;
Banc of America Securities LLC;
Barclays Capital Inc.; Lehman Brothes; Lehman Brothers
SunTrust Capital Markets, Inc.;
Wachovia Capital Markets, LLC
Lehman Brothers
$160,000.00
$250,000,000
$99.771
$99.771
0.60
06/20/07
Fixed Income I
CH43
Lehman Brothers Asset Management
695257AA3
Pactiv Corporation 5.875% 7/15/2012
JP Morgan
J.P. Morgan Securities Inc.;
Morgan Stanley & Co. Incorporated;
Banc of America Securities LLC;
Barclays Capital Inc.; Lehman Brothes;
SunTrust Capital Markets, Inc.;
Wachovia Capital Markets, LLC
Lehman Brothers
$570,000.00
$250,000,000
$99.771
$99.771
0.60
05/22/07
Diversified Bond
GU42
Lehman Brothers Asset Management
126650BH2
CVS Caremark 5.75% 6/1/2017
Banc of America Securities
Lehman Brothers Inc.;
Morgan Stanlye & Co. Inc.;
Morgan Stanley & Co. Incorporated;
Banc of America Securities LLC;
BNY Capital Markets, Inc.;
Wachovia Capital Markets, LLC;
KeyBanc Capital Markets, Inc.;
LaSalle Financial Services, Inc.;
SunTrust Capital markets, Inc.;
HSBC Securities (USA) Inc.;
Mizuho Securities USA Inc.;
Piper Jaffray & Co.;
Wells Fargo Securities, LLC;
BB&T Capital Markets,
a division of Scott & Stringfellow, Inc.
Lehman Brothers
$300,000.00
$1,750,000,000
$98.951
$98.951
0.65
05/22/07
Fixed Income I
CH43
Lehman Brothers Asset Management
126650BH2
CVS Caremark 5.75% 6/1/2017
Banc of America Securities
Lehman Brothers Inc.;
Morgan Stanlye & Co. Inc.;
Morgan Stanley & Co. Incorporated;
Banc of America Securities LLC;
BNY Capital Markets, Inc.;
Wachovia Capital Markets, LLC;
KeyBanc Capital Markets, Inc.;
LaSalle Financial Services, Inc.;
SunTrust Capital markets, Inc.;
HSBC Securities (USA) Inc.;
Mizuho Securities USA Inc.;
Piper Jaffray & Co.;
Wells Fargo Securities, LLC;
BB&T Capital Markets,
a division of Scott & Stringfellow, Inc.
Lehman Brothers
$1,035,000.00
$1,750,000,000
$98.951
$98.951
0.65
05/14/07
Diversified Bond
GU42
Lehman Brothers Asset Management
984121BS1
Xerox 5.5% 5/15/2012
Citigroup
Citigroup Global Markets Inc.;
J.P. Morgan Securities Inc.;
Merrill Lynch, Pierce, Fenner & Smith
Incorporated; Banc of America
Securities LLC; Barclays Capital Inc.;
BNP Paribas Securities Corp.;
Deutsche Bank Securities Inc.;
HSBC Securities (USA) Inc.;
UBS Securities LLC; Bear, Stearns
& Co. Inc.; Lehman Brothers Inc.;
Mizuho Securities USA Inc.
Lehman Brothers
$220,000.00
$1,100,000,000
$99.613
$99.613
0.60%
05/14/07
Fixed Income I
CH43
Lehman Brothers Asset Management
984121BS1
Xerox 5.5% 5/15/2012
Citigroup
Citigroup Global Markets Inc.;
J.P. Morgan Securities Inc.;
Merrill Lynch, Pierce, Fenner &
Smith Incorporated; Banc of America
Securities LLC; Barclays Capital Inc.;
BNP Paribas Securities Corp.;
Deutsche Bank Securities Inc.; HSBC
Securities (USA) Inc.; UBS Securities
LLC; Bear, Stearns & Co. Inc.;
Lehman Brothers Inc.; Mizuho
Securities USA Inc.
Lehman Brothers
$750,000.00
$1,100,000,000
$99.613
$99.613
0.60%
06/21/07
Fixed Income III
CH77
Morgan Stanley Investment Management Inc.
36246LAE1
GS Mortgage Securities Corp II 2007
5.9933% due 8/10/2045
Goldman Sachs & Co.
RBS Greenwich Capital; Goldman, Sachs &
Co.;Bear, Stearns & Co.; Morgan Stanley;
Merrill Lynch & Co.; Wachovia Securities
Morgan Stanley
$942,829.40
$3,661,032,000
$99.2452
$99.2452
$50,000.00
06/21/07
Multistrategy Bond
GU77
Morgan Stanley Investment Management Inc.
36246LAE1
GS Mortgage Securities Corp II 2007
5.9933% due 8/10/2045
Goldman Sachs & Co.
RBS Greenwich Capital; Goldman, Sachs &
Co.; Bear, Stearns & Co.; Morgan Stanley;
Merrill Lynch & Co.; Wachovia Securities
Morgan Stanley
$4,639,713.10
$3,661,032,000
$99.2452
$99.2452
$50,000.00
05/03/07
Fixed Income III
CH77
Morgan Stanley Investment Management Inc.
140661AE9
Capmark Financial Group 5.875% 5/10/2012
Citigroup
Citi; Credit Suisse; Goldman, Sachs & Co.;
Deutsche Bank Securities; JP Morgan;
RBS Greenwich Capital; Diawa Securities
SMBC Europe; Mitsubishi UFJ Securities;
Wachovia Securities; WestLB AG;
Banc of America Securities LLC; Natixis;
RBC Capital Markets; Scotia Capital;
Lehman Brothers; Morgan Stanley;
Morgan Stanley
Shinsei International Limited
$234,899.00
$1,200,000,000
$99.957
$100.145
$3.50
05/03/07
Multistrategy Bond
GU77
Morgan Stanley Investment Management Inc.
140661AE9
Capmark Financial Group 5.875% 5/10/2012
Citigroup
Citi; Credit Suisse; Goldman, Sachs & Co.;
Deutsche Bank Securities; JP Morgan;
RBS Greenwich Capital; Diawa Securities
SMBC Europe; Mitsubishi UFJ Securities;
Wachovia Securities; WestLB AG; Banc of
America Securities LLC; Natixis; RBC
Capital Markets; Scotia Capital;
Lehman Brothers; Morgan Stanley;
Shinsei International Limited
Morgan Stanley
$1,139,510.00
$1,200,000,000
$99.957
$100.145
$3.50
05/03/07
Fixed Income III
CH77
Morgan Stanley Investment Management Inc.
140661AA7
Capmark Financial 6.30% 5/10/2017
Credit Suisse
Citi; Credit Suisse; Goldman, Sachs & Co.;
Deutsche Bank Securities; JP Morgan;
RBS Greenwich Capital; Diawa Securities
SMBC Europe; Mitsubishi UFJ Securities;
Wachovia Securities; WestLB AG; Banc of
America Securities LLC; Natixis;
RBC Capital Markets; Scotia Capital;
Lehman Brothers; Morgan Stanley;
Shinsei International Limited
Morgan Stanley
$94,847,000.00
$500,000,000
$99.839
$100.142
$4.00
05/03/07
Multistrategy Bond
GU77
Morgan Stanley Investment Management Inc.
140661AA7
Capmark Financial 6.30% 5/10/2017
Credit Suisse
Citi; Credit Suisse; Goldman, Sachs & Co.;
Deutsche Bank Securities; JP Morgan;
RBS Greenwich Capital; Diawa Securities
SMBC Europe; Mitsubishi UFJ Securities;
Wachovia Securities; WestLB AG; Banc of
America Securities LLC; Natixis;
RBC Capital Markets; Scotia Capital;
Lehman Brothers; Morgan Stanley;
Morgan Stanley
$469,243.00
$500,000,000
$99.839
$100.142
$4.00
07/05/07
Fixed Income I
CH43
Lehman Brothers Asset Management
17305EDW2
Citibank Credit Card Issuance Trust
Jp Morgan
Citi; JP Morgan; Lehman Brothers;
Merrill Lynch & Co.; RBS Greenwich Capital;
Lehman Brothers
Lehman Brothers
$6,500,000
$1,000,000,000
$100.00
$100.00
0.175
08/08/07
Diversified Bond
GU42
Lehman Brothers Asset Management
50075NAS3
Kraft Foods Inc.
Deutsche Banc Alex Brown
ABN AMRO Inc.; BNP Paribas, Citi;
Goldman Sachs & Co.; Deutsche Bank
Securities; Dresdner Kleinwort;
JP Morgan; Lehman Brothers
Lehman Brothers
$208,769
$1,500,000,000
$99.414
$99.414
0.450
08/08/07
Fixed Income I
CH43
Lehman Brothers Asset Management
50075NAS3
Kraft Foods Inc.
Deutsche Banc Alex Brown
ABN AMRO Inc.; BNP Paribas, Citi; Goldman
 Sachs & Co.; Deutsche Bank Securities;
Dresdner Kleinwort; JP Morgan;
Lehman Brothers
Lehman Brothers
$854,960
$1,500,000,000
$99.414
$99.414
0.450
08/20/07
Diversified Bond
GU42
Lehman Brothers Asset Management
20030NAU5
Comcast
Goldman Sachs
ABN AMRO Inc.; Banc of America Securities
 LLC; Barclays Capital; Blaylock  & Co.
Inc.; BNP Paribas; BNY Capital Markets;
Cabrera Capital Markets, Inc.; Citi;
Daiwa Securities America Inc.; Deutsche
Bank Securities; Goldman Sachs & Co.;
Guzman & Company; JP Morgan; Loop Capital
Markets LLC; M.R. Beal & Co.; Merrill Lynch
& Co.; Mitsubishi UFJ Securities; Morgan
Stanley; Ramierz & Co., Inc.; Siebert
Capital Markets; Sun Trust; Robinson
Humphrey; The Royal Bank of Scotland;
The Williams Capital Group LP; UBS
Investment Bank; Wachovia Securities;
Lehman Brothers
$433,952
$1,000,000,000
$99.759
$99.759
0.450
08/20/07
Fixed Income I
CH43
Lehman Brothers Asset Management
20030NAU5
Comcast
Goldman Sachs
ABN AMRO Inc.; Banc of America Securities
LLC; Barclays Capital; Blaylock  & Co. Inc.;
BNP Paribas; BNY Capital Markets; Cabrera
Capital Markets, Inc.; Citi; Daiwa
Securities America Inc.; Deutsche Bank
Securities; Goldman Sachs & Co.;
Guzman & Company; JP Morgan; Loop Capital
Markets LLC; M.R. Beal & Co.; Merrill
Lynch & Co.; Mitsubishi UFJ Securities;
Morgan Stanley; Ramierz & Co., Inc.;
Siebert Capital Markets; Sun Trust;
Robinson Humphrey; The Royal Bank of
Scotland; The Williams Capital Group LP;
UBS Investment Bank; Wachovia Securities;
Lehman Brothers
Lehman Brothers
$1,850,529
$1,000,000,000
$99.759
$99.729
0.450
08/08/07
Diversified Bond
GU42
Lehman Brothers Asset Management
292505AE4
EnCana Corporation
Banc of America Securities
ABN Amro Inc.; Banc of America Securities
LLC; Barclays Capital; BNP Paribas; Citi;
Credit Suisse, Deutsche Bank Securities;
HSBC; JP Morgan; Lazard Capital markets;
Merrill Lynch & Co.; Mizuho Securities USA
Inc.; Morgan Stanley; RBS Greenwich Captial;
Socital General; UBS Investment Bank;
Lehman Brothers
$114,200
$500,000,000
$99.304
$99.304
0.87500
08/08/07
Fixed Income I
CH43
Lehman Brothers Asset Management
292505AE4
EnCana Corporation
Banc of America Securities
ABN Amro Inc.; Banc of America Securities
LLC; Barclays Capital; BNP Paribas; Citi;
Credit Suisse, Deutsche Bank Securities;
HSBC; JP Morgan; Lazard Capital markets;
Merrill Lynch & Co.; Mizuho Securities
USA Inc.; Morgan Stanley; RBS Greenwich
Captial; Socital General; UBS Investment
Bank; Lehman Brothers
Lehman Brothers
$476,659
$500,000,000
$99.304
$99.304
0.87500
09/11/07
Diversified Bond
GU42
Lehman Brothers Asset Management
459200GJ4
International Business Machines Incorporated
Barclays Capital
Barclays Capital Inc.; Goldman, Sachs & Co.;
J.P. Morgan Securities Inc.;  UBS Securities
LLC; Citigroup Global Markets Inc.; BNP
Paribas Securities Corp.; Deutsche Bank
Securities Inc.; Morgan Stanley & Co. Inc.;
Banc of America Securities LLC; Mitsubishi
UFJ Securities International plc; HSBC
Securities (USA) Inc.; CastleOak Securities,
LP; Loop Capital Markets LLC; M.R. Beal
& Co.; Muriel Siebert & Co. Inc.; Lehman
Brothers
Lehman Brothers
$368,720
$3,000,000,000
$99.654
$99.654
0.400%
09/11/07
Fixed Income I
CH43
Lehman Brothers Asset Management
459200GJ4
International Business Machines Incorporated
Barclays Capital
Barclays Capital Inc.; Goldman, Sachs & Co.;
J.P. Morgan Securities Inc.;  UBS Securities
LLC; Citigroup Global Markets Inc.; BNP
Paribas Securities Corp.; Deutsche Bank
Securities Inc.; Morgan Stanley & Co. Inc.;
Banc of America Securities LLC; Mitsubishi
UFJ Securities International plc; HSBC
Securities (USA) Inc.; CastleOak Securities,
LP; Loop Capital Markets LLC; M.R. Beal
& Co.; Muriel Siebert & Co. Inc.; Lehman
Brothers
Lehman Brothers
$1,644,291
$3,000,000,000
$99.654
$99.654
0.400%
09/20/07
Diversified Bond
GU42
Lehman Brothers Asset Management
565849AD8
Marathon Oil Corporation
Banc of America Securities
Banc of America Securities LLC;
JP Morgan; Citi; Morgan Stanley;
BNP Paribas; Deutsche Bank Securities;
Lazard Capital Markets; NatCity Investments,
Inc.; Scotia Capital; Lehman Brothers
Lehman Brothers
Lehman Brothers
$114,232
$750,000,000
$99.332
$99.332
0.650%
09/20/07
Fixed Income I
CH43
Lehman Brothers Asset Management
565849AD8
Marathon Oil Corporation
Banc of America Securities
Banc of America Securities LLC;
JP Morgan; Citi; Morgan Stanley;
BNP Paribas; Deutsche Bank Securities;
Lazard Capital Markets; NatCity Investments,
Inc.; Scotia Capital; Lehman Brothers
Lehman Brothers
$496,660
$750,000,000
$99.332
$99.332
0.650%
09/13/07
Diversified Bond
GU42
Lehman Brothers Asset Management
17305EDY8
Citibank Credit Card Issuance Trust
Citigroup
Citi; Banc of America Securities LLC;
RBS Greenwich Capital; Lehman Brothers
Lehman Brothers
$114,350
$1,750,000,000
$99.435
$99.435
0.375%
09/13/07
Fixed Income I
CH43
Lehman Brothers Asset Management
17305EDY8
Citibank Credit Card Issuance Trust
Citigroup
Citi; Banc of America Securities LLC;
RBS Greenwich Capital; Lehman Brothers
Lehman Brothers
$507,119
$1,750,000,000
$99.435
$99.435
0.375%
09/25/07
Diversified Bond
GU42
Lehman Brothers Asset Management
46631QAD4
J.P. Morgan Chase Commercial Mortgage
Securities Trust 2007-CIBC20
JP Morgan
CIBC World Markets Corp.; Credit Suisse
Securities (USA) LLC; JP Morgan
Securities, Inc.; Lehman Brothers
Lehman Brothers
$562,767
$2,187,168,000
$100.49402
$100.49402
0.0055%
09/25/07
Fixed Income I
CH43
Lehman Brothers Asset Management
46631QAD4
J.P. Morgan Chase Commercial Mortgage
Securities Trust 2007-CIBC20
JP Morgan
CIBC World Markets Corp.; Credit Suisse
Securities (USA) LLC; JP Morgan
Securities, Inc.; Lehman Brothers
Lehman Brothers
$3,909,217
$2,187,168,000
$100.49402
$100.49402
0.0055%